Van Kampen Trust for Insured Municipals
                          Item 77(O) 10F-3 Transactions
                         May 1, 2004 - October 31, 2004



 Security   Purcha   Size   Offeri    Total   Amount   % of    % of
Purchased     se/     of      ng     Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng      of    Offering  Purcha  Purcha   Tota
                            Shares              sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
 City of    9/30/0    -     $109.7  $177,485  1,400,   0.80%   0.56   Goldman,
Philadelph     4               9      ,000      000             %     Sachs &
ia, PA Gas                                                           Co., Doley
Works Rev                                                            Securities
  Bonds                                                               , Inc.,
                                                                      Wachovia
                                                                       Bank,
                                                                      National
                                                                     Associatio
                                                                         n,
                                                                     JPMorgan,
                                                                     Sovereign
                                                                     Securities
                                                                     Corporatio
                                                                      n, LLC.,
                                                                        Loop
                                                                      Capital
                                                                      Markets,
                                                                      LLC, UBS
                                                                     Financial
                                                                      Services
                                                                       Inc.,
                                                                       Morgan
                                                                      Stanley